Exhibit 10.2

BNC BANCORP

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

1. Subscription. The undersigned (the “Subscriber”) hereby irrevocably subscribes to purchase the number of shares of no par value common stock (the “Common Stock”) of BNC Bancorp, a North Carolina corporation (the “Company”), set forth on the signature page of this Subscription and Registration Rights Agreement (the “Agreement”) at the purchase price of $10.00 per share.

2. Acceptance or Rejection of Subscription. It is understood and agreed that all subscriptions tendered by investors are subject to acceptance by the Company’s board of directors or its designees, and the Company reserves the absolute and unqualified right to reject or reduce any subscription for any reason or no reason prior to acceptance, in its sole discretion. The Company is acting as its own placement agent.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows:

(a) The Company is duly organized and existing under the laws of North Carolina and is duly qualified to transact business in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect. As used herein, Material Adverse Effect means a material adverse effect on the business, financial condition, properties, shareholders’ equity, or results of operations of the Company and its subsidiaries taken as a whole.

(b) The Company is authorized to issue the Common Stock and enter into this Agreement, by all necessary corporate action.

(c) The shares of Common Stock (the “Shares”) been duly authorized and reserved for issuance; further, upon issuance thereof such Shares will be validly authorized, fully paid and non-assessable.

4. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company and as follows:

(a) The Subscriber has been advised that the Common Stock has not been registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), or registered or qualified under any state securities law, on the grounds, among others, that no distribution or public offering of the Common Stock is to be effected and the Common Stock will be purchased in connection with a transaction that does not involve any public offering within the meaning of the Securities Act or under the rules and regulations of the Securities and Exchange Commission and in reliance upon the exemption from registration provided by applicable provisions of state law. The Subscriber understands that the Company is relying in part on the representations of the Subscriber as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the representations of the Subscriber, the Subscriber intends to acquire the Common Stock for resale on the occurrence or non-occurrence of some predetermined event. The Subscriber has no such intention.

(b) The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

(c) The Subscriber has adequate means of providing for current needs and possible contingencies, and has no need for liquidity of this investment in the Common Stock.

(d) The Subscriber certifies that: (i) the Subscriber is a person for purposes of U.S. income taxation, and (ii) the social security number (taxpayer identification number in the case of any entity Subscriber) and the address of the Subscriber’s principal address and state of residency (office address in the case of any entity Subscriber) are as set forth below on the signature page hereto. The Subscriber further certifies that the Subscriber has no present intention of becoming a resident of any other state or

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jurisdiction. The Subscriber hereby agrees to notify the Company within 60 days after the date on which the Subscriber becomes a nonresident alien individual, or foreign person or a nominee for a nonresident alien or foreign person. The Subscriber is not acquiring the Common Stock with a view to realizing any benefit under U.S. federal income tax laws and no representations have been made to the Subscriber that any such benefits will be available as a result of the Subscriber’s acquisition, ownership, or disposition of the Common Stock. The Subscriber understands that this certification may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment, or both.

(e) The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the nature, merits and risks of an investment in the Common Stock, and has, to the extent the Subscriber believes such discussion necessary, discussed with professional legal, tax and financial advisers the suitability of an investment in the Common Stock, and has determined that an investment in the Common Stock is consistent with the Subscriber’s investment objectives.

(f) The Subscriber has had access to the books and records of the Company, any information the Company possesses or can possess without unreasonable expenses necessary to verify any information furnished to the Subscriber, and such other documents as are pertinent to making an informed investment decision.

(g) The Subscriber acknowledges that Subscriber has reviewed (i) certain risk factors provided by the Company in its SEC filing, as well as (ii) all other U.S. Securities and Exchange Commission (the “SEC”) filings, records, reports and materials regarding the Company and the Bank to enable Subscriber to evaluate its investment.

(h) The Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the officers of the Company concerning the terms and conditions of the Offering and the Common Stock, the Company’s operations, and the financial and other affairs of the Company to the extent deemed necessary in light of the Subscriber’s personal knowledge of the Company’s affairs. The Subscriber has had access to all information necessary to verify the accuracy of the information set forth in this Agreement, and the Subscriber has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereby.

(i) The Subscriber is not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the Company, but rather upon an independent examination and judgment as to the prospects of the Company.

(j) The Subscriber is aware that an investment in the Company is speculative and subject to substantial risks. The undersigned is capable of bearing the high degree of economic risk and burdens of this investment, including, but not limited to, the possibility of a complete loss of Subscriber’s investment in the Common Stock and the limited transferability of the Common Stock.

(k) Subscriber has had a reasonable opportunity to ask such questions as it has deemed necessary of, and to receive answers from, the officers and representatives of the Company and Bank of North Carolina (the “Bank”) concerning the Company’s and the Bank’s financial condition and results of operations, the business plan for the Company and the Bank, all material employment agreements and benefit plans and other contractual arrangements among the Company, the Bank and their respective management teams, and any additional relevant information that the Company possesses, and any such questions have been answered to its satisfaction.

(l) Subscriber has had the opportunity to review and evaluate in connection with its investment decision with respect to the Common Stock all publicly available records and filings concerning the Company and the Bank, records, filings, reports, agreements and other materials provided by the Company regarding its and the Bank’s business, operations and financial condition sufficient to enable it to evaluate its investment.

(m) Subscriber acknowledges that it is Subscriber’s responsibility to, and it has conducted its own independent investigation and evaluation of the Company and the Bank, including without limitation, (i) the planned future operations of the Company, and (ii) the Company’s existing management team. Subscriber is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any person by or on behalf of the Company, except for the express statements, representations and warranties of the Company made or contained in this Agreement.

(n) Subscriber understands that (i) no representation is being made as to the future value of the Common Stock, and (ii) no representation is being made as to any projections or estimates delivered to or made available to Subscriber (or any of its affiliates or representatives) of the Company’s or the Bank’s future assets, liabilities, stockholders’ equity, regulatory capital ratios, net interest income, net income or any component of any of the foregoing or any ratios derived therefrom.

(o) The Common Stock is being acquired solely for the Subscriber’s own account, for investment, and is not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; the Subscriber has not entered into, and has no plans to enter into, any such contract, undertaking, agreement or arrangement; the Subscriber has not entered into, and has no plans to enter into, any agreement to compel disposition of the Common Stock; and the Subscriber will not offer, sell, pledge or otherwise dispose of all or any portion of the Common Stock unless, in the opinion of counsel for or satisfactory to the Company, registration under the Securities Act or any applicable state securities laws is not required.

(p) The Common Stock was not offered to the Subscriber by means of any form of general or public solicitations or advertisements, nor is the Subscriber aware of any offers made to other persons by such means. The Subscriber has not provided or made available any information made available by the Company to any other person other than the Subscriber’s professional advisors.

(q) The Subscriber is not a minor and is not operating under any legal disability, which could render its subscription unenforceable or invalid.

(r) The Subscriber has consulted with Subscriber’s own legal, regulatory, tax, business, investment, financial and accounting advisors in connection herewith to the extent Subscriber has deemed necessary.

(s) The Subscriber understands that no federal or state agency has reviewed or made any finding or determination as to the fairness or merits of an investment in the Common Stock, and no such agency has made any recommendation or endorsement whatsoever with respect to such an investment.

(t) The Subscriber understands and agrees that the Shares are not savings accounts, deposits or other obligations of a depository institution and are not insured by the FDIC, including the FDIC’s Deposit Insurance Fund, or any other governmental agency, and that the Shares are subject to risk of loss.

(u) A legend indicating that the Common Stock has not been registered under any securities laws will be placed on any certificates or agreements representing the Common Stock delivered to the Subscriber or any substitutes therefore and any transfer agent of the Company will be instructed to require compliance therewith.

(v) The Subscriber acknowledges and is fully aware of that there are substantial restrictions on the transferability of the Common Stock; and therefore, cannot be resold unless they are registered under the Securities Act (and applicable state securities laws) or unless an exemption from registration is available.

(w) The Subscriber believes that, based on the Subscriber’s relationship to the Company and business experience as a sophisticated investor and based on the Subscriber’s economic bargaining power, the Subscriber has been provided with all information or been given access to all information with respect to the Company which might affect the Subscriber’s decision whether to purchase the Common Stock.

(x) The Subscriber has made an independent examination of, and judgment with respect to, the Company’s prospects and the Common Stock and has been advised by the Company that the Subscriber should consult with the Subscriber’s legal and financial advisers with respect to the purchase of the Common Stock. The Subscriber acknowledges that legal advice has been provided to the Company by Womble Carlyle Sandridge & Rice, PLLC, and that such law firm has neither provided advice to the Subscriber nor performed any due diligence on Subscriber’s behalf. The Subscriber also acknowledges that none of the Company, its directors, officers, and agents, nor any other person has promised, represented, or guaranteed: (i) the safety of any investment in the Company; (ii) that the Company will be profitable; or (iii) that any particular investment return will be achieved or the profitability of any investment return.

(y) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, or estate: (i) the undersigned has been duly authorized and is duly qualified to execute and deliver this Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Common Stock; (ii) the signature of the undersigned is binding upon such partnership, corporation, trust or estate; (iii) such entity has not been formed for the specific purpose of acquiring the Common Stock; (iv) the partnership, corporation, trust, or estate is duly authorized to purchase and hold such Common Stock; and (v) the partnership, corporation, trust, or estate has its principal place of business at the address set forth on the signature page.

(z) The Subscriber has not distributed any information relating to this investment to any other person.

(aa) The foregoing representations and warranties and all information provided by the Subscriber to the Company are true and accurate as of the date hereof and shall be true and accurate as of the date of the Subscriber’s payment of the full purchase price of the Common Stock and shall survive thereafter. If in any respect such representations, warranties, and information shall not be true and accurate prior to or as of the Subscriber’s payment of the full purchase price of the Common Stock, the Subscriber shall give written notice of such fact to the Company, specifying which representations, warranties, and information are not true and accurate and the reasons therefore.

5. Brokers and Finders. The Subscriber has not employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder fees, and no broker or finder has acted directly or indirectly for Subscriber in connection with this Agreement or the transactions contemplated hereby, in each case whose fees the Company would be required to pay.

6. Indemnification. The Subscriber understands the meaning and legal consequences of the above representations and warranties, and the Subscriber hereby agrees to indemnify and hold harmless the Company, and its respective affiliates, directors, controlling persons, agents, attorneys, accountants and employees, from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of the Subscriber’s failure to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein or in any document provided by the Subscriber to the Company by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning the Subscriber or the person signing this Agreement on behalf of the Subscriber or the financial position thereof in connection with the offering or sale of the Common Stock which is not remedied by timely notice to the Company. The undersigned further hereby agrees to indemnify the management of the Company and hold the Company harmless from and against liability, damage, cost or expense incurred on any and all account of or arising out of:

(a) any inaccuracy in the declarations, representations and warranties herein above set forth;

(b) the disposition of any Common Stock by the undersigned, contrary to the foregoing declarations, representations and warranties; and

(c) any action, suit or proceeding based upon:

(1) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or

(2) the disposition of any of the Common Stock or any part thereof.

7. Confidentiality. The information about the Company which has been disclosed to the Subscriber in connection with the Subscriber’s purchase of the Common Stock is deemed to be “Confidential Information” of the Company, and the Subscriber represents and warrants to, and hereby agrees with the Company, that unless the Company has consented in writing to the contrary, the Subscriber will use the Subscriber’s best efforts not to disclose such Confidential Information to others or use any part of such Confidential Information that has been disclosed to the Subscriber other than in connection with such Subscriber’s investment in the Company, except any part thereof (a) which may be in the public domain; (b) which may be independently disclosed to the Subscriber by any third party not itself in a confidential relationship with the Company; (c) which may already be in possession (otherwise than through disclosure by the Company or by any third party that is in a confidential relationship with the Company) of the Subscriber; or (d) which the Subscriber may be required to disclose by order of a court or administrative agency having competent jurisdiction; provided, however, that this Section 7 shall be terminated and be of no force or effect with respect to any such Confidential Information upon such Confidential Information becoming a part of the public domain through action by anyone other than the Subscriber.

8. Transferability. The Subscriber agrees not to transfer or assign this Agreement, or any interest herein, and further agrees that the assignment and transferability of the Common Stock acquired pursuant hereto shall be made only in accordance with the terms of applicable federal and state securities laws.

9. Registration Rights.

(a) Registration.

(1) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as reasonably practicable after the Closing Date (and in any event no later than the date that is 60 days after the Closing Date (the “Registration Deadline”)), the Company shall have prepared and filed with the SEC a Shelf Registration Statement (defined below) covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective not later than the Registration Deadline and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires).

(2) Any registration pursuant to this Section 9(a) shall be effected by means of a shelf registration under the Securities Act (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415. If the Subscriber or any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 9(c); provided, that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $10 million. The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed and be reasonably acceptable to the Company.

(3) The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 9(a): (i) with respect to securities that are not Registrable Securities; (ii) during any Scheduled Black-out Period; or (iii) if the Company has notified the Subscriber and all other Holders that in the good faith judgment of the Company’s Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 45 days after receipt of the request of the Subscriber or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (B) not more than twice in any 12-month period and not more than 90 days in the aggregate in any 12-month period.

(4) Whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 9(a)(1) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Subscriber and all other Holders of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and (subject to clause (6) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 9(a)(4) prior to the effectiveness of such registration, whether or not the Subscriber or any other Holders have elected to include Registrable Securities in such registration. “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) and (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

(5) If the registration referred to in Section 9(a)(4) is proposed to be underwritten, the Company will so advise the Subscriber and all other Holders as a part of the written notice given pursuant to Section 9(a)(4). In such event, the right of the Subscriber and all other Holders to registration pursuant to this Section 9(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Subscriber.

(6) If a Piggyback Registration under Section 9(a)(4) relates to an underwritten primary offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 9(a)(4), the securities the Company proposes to sell, (ii) second, Registrable Securities of the Subscriber and all other Holders who have requested registration of Registrable Securities pursuant to Section 9(a)(2) or 9(a)(4), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c) Obligations of the Company. The Company shall use its reasonable best efforts for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(1) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to this Section 9(c), and keep such registration statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(2) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(3) Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(4) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(5) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(6) Give written notice to the Holders:

(i) when any registration statement filed pursuant to Section 9(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Securities Exchange Act of 1934, as amended, or any successor statute (the “Exchange Act”)) and when such registration statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(vi) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 9(c)(10) cease to be true and correct.

(7) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 9(c)(6)(iii) at the earliest practicable time.

(8) Upon the occurrence of any event contemplated by Section 9(c)(5) or 9(c)(6)(v), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 9(c)(6)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holder’s or underwriter’s possession. The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 60 days.

(9) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(10) If an underwritten offering is requested pursuant to Section 9(a)(2), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows,” similar sales events and other marketing activities), (i) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. Notwithstanding anything contained herein to the contrary, the Company shall not be required to enter into any underwriting agreement or permit any underwritten offering absent an agreement by the applicable underwriter(s) to indemnify the Company in form, scope and substance as is customary in underwritten offerings by the Company.

(11) Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(12) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or the NASDAQ Capital Market, as determined by the Company.

(13) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(14) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d) Suspension of Sales. During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-out Period or until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 60 days.

(e) Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities. A Holder’s registration rights shall expire if all the Registrable Securities held by such Holder may be sold without any volume restriction under Rule 144 during any 90 day period after taking into account any Holder’s status as an affiliate of the Company as determined by the Company.

(f) Furnishing Information.

(1) Neither the Subscriber nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(2) It shall be a condition precedent to the obligations of the Company with respect to the Subscriber and/or the selling Holders to take any action pursuant to Section 9(c) that the Subscriber and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g) Indemnification.

(1) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable attorneys’ fees and disbursements), amounts paid in settlement and other costs (collectively, “Losses”), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(2) If the indemnification provided for in Section 9(g)(1) is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9(g)(2) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(g)(1). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(h) Assignment of Registration Rights. The rights of the Subscriber to registration of Registrable Securities pursuant to Section 9(a) may be assigned by the Subscriber to a transferee or assignee of Registrable Securities (i) to which there is transferred to such transferee no less than $3 million in Registrable Securities or (ii) to any person owning equity securities of the Subscriber or which is a limited partner or similar investor in any Affiliate of the Subscriber; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

(i) Holdback. With respect to any underwritten offering of Registrable Securities by the Subscriber or other Holders pursuant to this Section 9, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten days prior and 90 days following the pricing of such offering (which period may be extended upon the request of the underwriter, to the extent required by any NASD rules, for an additional period of up to 15 days if the Company issues or proposes to issue an earnings or other public release within 15 days of the expiration of the 90-day lockup period). The Company also agrees to cause each of its directors and senior executive officers, other than any representative of aHolder servicing on the Board of Directors of the Company, to execute and deliver customary lockup agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter. In addition, the Holder agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of the Common Stock (or other securities) of the Company not to exceed 10 days prior to and 90 days following the pricing of a underwritten offering that includes any Registrable Securities of the Holders (which period may be extended upon the request of the underwriter, to the extent required by any NASD rules, for an additional period of up to 15 days if the Company issues or proposes to issue an earnings or other public release within 15 days of the expiration of the 90-day lockup period); provided that the executive officers and directors of the Company enter into similar agreements and only if such persons remain subject thereto for such 90 day period. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

(j) Rule 144; Rule 144A Reporting. With a view to making available to the Subscriber and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(1) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(2) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) and the Securities Act);

(3) so long as the Subscriber or a Holder owns any Registrable Securities, furnish to the Subscriber or such Holder forthwith upon written request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Subscriber or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(4) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(k) As used in this Section 9, the following terms shall have the following respective meanings:

(1) “Affiliate” means, with respect to any person, any company that controls, is controlled by, or is under common control with another company.

(2) “Holder” means the Subscriber and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 9(h) hereof.

(3) “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(4) “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3 or other form approved by the holders of a majority of Registrable Securities available for sales of securities pursuant to Rule 415 under the Securities Act.

(5) “Registrable Securities” means (A) all Common Stock held by the Subscriber from time to time, (B) the shares of Common Stock issued at the closing of the investment represented by this Agreement, and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) or (B) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they shall have ceased to be outstanding or (iii) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at one time.

(6) “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 9, including, without limitation, all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any “road show,” the reasonable fees and disbursements of Holders’ Counsel for such counsel rendering services customarily performed by counsel to selling stockholders that are submitted to the Company in writing, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(7) “Rule 144,” “Rule 144A,” “Rule 158,” “Rule 159A,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(8) “Scheduled Black-out Period” means the period from and including the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter.

(9) “Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

(l) At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 9 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Sections 9(a)(4)-(6) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 9(f) with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 9(l), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 9(a)(2) or 9(a)(4) prior to the date of such Holder’s forfeiture.

10. Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of North Carolina, without regard to principles of conflicts of law.

11. Further Assurances. From and after the date of this Agreement, the parties hereto shall execute and deliver or cause to be executed and delivered such further instruments and take such other actions as may be required to carry out this Agreement.

12. Entire Agreement. Except with respect to that certain Confidentiality Agreement and Non-Disclosure between the Company and the undersigned as may have been previously executed, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

13. Reliance. Notwithstanding anything contained herein to the contrary, the undersigned acknowledges and agrees that it is relying only on the information obtained through its own due diligence and knowledge of the Company and its prospects in deciding whether to subscribe for the Common Stock.

14. Counterparts. This Agreement may be executed by one or more original or facsimile counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.

[SIGNATURE PAGE FOLLOWS]

Signature Page to Subscription and Registration Rights Agreement

The Subscriber has carefully read in its entirety the Agreement of which this signature page is an integral part.

The Subscriber has checked the following box if it is subject to back-up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code: ☐

Under the penalties of perjury, by signature below, the Subscriber hereby certifies that the Social Security number or Tax I.D. number shown below is the Subscriber’s true, correct and complete Social Security number or Tax I.D. number and that the information given in the immediately following sentence is true, correct and complete. If applicable, the Subscriber agrees to complete, execute and deliver to the Company a Form W-9 or such other forms or documents as may be appropriate for the Company to comply with its obligations under the Internal Revenue Code.

Social Security or Tax I.D. Number:

Name(s):

Address:

City:	State:	Zip:

E-mail address:

AMOUNT SUBSCRIBED FOR: $

Telephone Number:

NUMBER OF SHARES OF COMMON STOCK
SUBSCRIBED FOR:

MANNER IN WHICH TITLE IS TO BE HELD:

☐ Individual(s) ☐ Partnership ☐ Corporation ☐ Trust

If joint ownership, please designate one of the following:

☐ Joint Tenants with Right of Survivorship ☐ Community Property ☐ Tenants in Common

Dated:
Signature

Signature

ACCEPTED BY:

BNC Bancorp

By:
Name:
Title:

Dated: